Fourth Quarter 2025 Earnings

MARCH 10, 2026

INSPIRED

WINNING ENTERTAINMENT

Safe Harbor / Non-GAAP Financial Disclosures

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding our business strategy, plans and objectives and our expected or contemplated future operations, results, financial condition, beliefs and intentions. In addition, any statements that refer to projections, forecasts or other characterizations or predictions of future events or circumstances, including any underlying assumptions on which such statements are expressly or implicitly based, are forward-looking statements. The words "anticipate", "believe", "continue", "can", "could", "estimate", "expect", "intend", "may", "might", "plan", "possible", "potential", "predict", "project", "scheduled", "seek", "should", "will", "would" and similar expressions, among others, and negative expressions including such words, may identify forward-looking statements. These forward-looking statements reflect our current expectations about our future results, performance, liquidity, financial condition, prospects and opportunities, and are based upon information currently available to us, our interpretation of what we believe to be significant factors affecting our business and many assumptions regarding future events. Actual results, performance, liquidity, financial condition, prospects and opportunities could differ materially from those expressed in, or implied by, our forward-looking statements. We cannot guarantee that the results anticipated by management, as set forth herein, will be realized or, even if realized, will have the expected effects on our results of operations or financial performance. Such results may be affected by various risks and uncertainties, including the following: our ability to compete effectively in our industries; the effect of evolving technology on our business; our ability to renew long-term contracts and retain customers, and secure new contracts and customers; our ability to maintain relationships with suppliers; our ability to protect our intellectual property; our ability to protect our business against cybersecurity threats; our ability to successfully grow by acquisition as well as organically; government regulation of our industries; fluctuations due to seasonality; our ability to attract and retain key members of our management team; our need for working capital; our ability to secure capital for growth and expansion; changing consumer, technology and other trends in our industries; our ability to successfully operate across multiple jurisdictions and markets around the world; changes in local, regional and global economic and political conditions; our ability to effectively integrate the operations of businesses we acquire, and to grow and expand such operations; and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2024 and other filings with the U.S. Securities and Exchange Commission ("SEC"), which are available, free of charge, on the SEC's website at www.sec.gov. In light of these risks and uncertainties, there can be no assurance that any matters covered by our forward-looking statements will develop as predicted, expected or implied. Readers should not place undue reliance on any forward-looking statements. Except as expressly required by the federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason. We advise you to carefully review the reports and documents we file from time to time with the SEC.

The information contained in this presentation is qualified in its entirety by the information contained in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC.

Financial Information and Non-GAAP Financial Measures

All years represented in this presentation are fiscal years unless otherwise indicated. All information presented for quarterly periods is unaudited.

This presentation contains certain historical and pro forma financial measures that have not been prepared in accordance with United States generally accepted accounting principles ("non-GAAP"). A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts that are different than the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles ("GAAP") in the statements of income, balance sheets or statements of cash flow of the company. These measures are presented as supplemental disclosures because we use such measures to analyze our operating performance and because certain of the measures are widely used measures of performance in our industry. See the Appendix for a reconciliation of our non-GAAP financial measures to the most comparable GAAP measures. EBITDA is defined as earnings before interest expense, provision for income taxes and depreciation and amortization. Adjusted EBITDA adjusts EBITDA to remove the effects of certain stock-based compensation charges, certain changes related to legacy portions of the business and items considered outside the normal course of business, including restructuring costs, merger and acquisition costs and gains or losses not in the ordinary course of business. Adjusted Revenue (also Revenue Excluding Low Margin Gaming Hardware Sales) is defined as revenue excluding hardware sales that are sold at low margin with the intention of securing longer term recurring revenue streams. The disclosure of EBITDA, Adjusted EBITDA, Adjusted Revenue and other non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. Such non-GAAP financial measures should be considered in addition to, and not in isolation from, as a substitute for, or superior to, net income, operating income, cash flows, revenue, and other measures of financial performance prepared in accordance with GAAP. Our results are translated from the British pound (GBP), our functional currency, into US dollars (USD), our reporting currency. In order to isolate the effect of translation exchange rate differences between periods, we also present results on a Constant Currency basis, which is a non-GAAP financial measure that assumes a constant translation exchange rate between periods. The currency impact has been calculated as the current period GBP:USD rate less the equivalent average rate in the prior period, multiplied by the current period amount in the functional currency (GBP). The remaining difference, referred to as Constant Currency, is calculated as the difference in the functional currency, multiplied by the prior period average GBP:USD rate, as a proxy for Constant Currency movement. Certain of the trademarks used herein are trademarks of third parties.

4Q 2025 Key Takeaways

1. **4Q 2025 Interactive Revenue and Adjusted EBITDA[1] growth of 53% and 60%,** respectively
2. **4Q 2025 Record Adjusted EBITDA margin[2,3] of 42%** after exiting holiday parks
3. **2026 Adjusted EBITDA guidance of $112m - $118m[4];** midpoint represents double-digit YoY growth excluding divested holiday parks business
4. **Digital-led asset-light business transition** to improve free cash flow
5. **Deleveraging** with $13.3 million of debt repaid in 1Q and projected net leverage ratio[5] of 2.5x - 3.0x by end of 2026

(1) Reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures for 4Q25 and 4Q24 shown in appendix. (2) Adjusted EBITDA margin defined as Adjusted EBITDA as a percent of revenue. (3) Quarterly record Adjusted EBITDA margin excluding any historical periods with UK VAT rebate. (4) 2026 targets are consistent with the assumptions discussed in the Company's conference call and presentation and assumes that GBP:USD exchange rates will remain broadly in line with current levels. (5) Net leverage equals senior debt plus finance leases less cash divided by Adjusted EBITDA.

Consistent Adjusted EBITDA Growth and Expanding Margins

Improving mix and operational leverage drive consistent performance


2025 QUARTERLY REVENUE AND ADJUSTED EBITDA PERFORMANCE
($ in millions)
$120
$100
$80
$60
$40
$20
$0
30%
35%
38%
42%
+19%
+15%
+11%
+5%
1Q25
2Q25
3Q25
4Q25
Revenue
Adj EBITDA1
Adj EBITDA Margin2
Adj EBITDA YoY Growth

(1) Reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures for 4Q25 and 4Q24 shown in appendix. Reconciliations of non-GAAP financial measures to the most comparable GAAP measures for 1Q25 to 3Q25 are available in the Company's filings with the SEC, including in its 2025 Quarterly Reports on Form 10-Q. (2) Adjusted EBITDA margin defined as Adjusted EBITDA as a percent of revenue.

Record Quarterly Adjusted EBITDA Margin

Portfolio optimization drives step change in profitability

DIGITAL AS A PERCENTAGE OF TOTAL ADJ EBITDA[1,2]


% DIGITAL
% RETAIL
42%
4Q24
% DIGITAL
% RETAIL
52%
4Q25

ADJUSTED EBITDA MARGIN[2,3]


37%
42%
4Q24
4Q25

(1) Digital mix defined as segment level Adjusted EBITDA for Virtual Sports and Interactive including pro rated corporate allocation. Corporate allocation pro-rated by segment percent of total revenue contribution.
(2) Reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures shown in appendix. (3) Adjusted EBITDA margin defined as Adjusted EBITDA as a percent of revenue. Quarterly record Adjusted EBITDA margin excluding any historical periods with UK VAT rebate.

2026 Momentum: Key Contract Wins and Renewed Partnerships

Building pipeline and revenue visibility in 1Q 2026

INSPIRED SIGNS MULTI-YEAR EXTENSIONS FOR FULL SUITE OF VIRTUAL SPORTS WITH KEY OPERATORS

bet365 Entain


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SUPER 5.00
MEGA 20.00
ULTRA 100.00
GOALS
CORNER
HEADED G
GOALS
SAVES
WOODWORK
GOALS
SAVE
PENALTIES

FIRST U.S TIER ONE OPERATOR

EXPANDED PARTNERSHIP WITH BETMGM AND BORGATA TO BRING VIRTUAL SPORTS TO THEIR NJ SPORTSBOOK

BETMGM


Help & Customer Care
Log In
Sign Up
Cricket
Virtual Football
Virtual Basketball
Virtual Soccer
Easy Parlay
A-Z Sports
S
Snooker
Soccer
T
Table Tennis
Tennis
V
Virtual Basketball
Virtual Football
Virtual Soccer
Volleyball

Driving Future Revenue: Core Growth Drivers

- **Scaling content & distribution**
  - Expanding proprietary titles & mechanics pipeline
  - Adding incremental studio capacity in 4Q 2026
- **Market expansion**
  - New iGaming geographies (South Africa, Philippines, Portugal)
  - Chicago video gaming terminal (“VGT”) opportunity
  - Additional U.S. iGaming legalization (i.e. Maine)

Compounding Content Strategy Driving Scalable Growth

Each year adds incremental growth on top of a stable, revenue-generating base

MONTHLY INTERACTIVE REVENUE PROGRESSION[1] - BY YEAR OF RELEASE


Jan-22
Jan-23
Jan-24
Jan-25
Game release date
Pre 2022
2022
2023
2024
2025

(1) Does not include Hybrid Dealer releases

Repeatable Growth from Proprietary Game Mechanics

Proprietary mechanics scaling across titles and expanding share of Interactive gross win

PROPRIETARY GAME MECHANIC[1]

BIG MONEY | CASH BANK | WINNER

PROPRIETARY GAME TITLES[2]


COPS & ROBBERS BIG MONEY
WOLF IT UP!
FEATURING CASH BANK
GOLDEN WINNER
CENTURION BIG MONEY
BIG PIGGY BANK
GOLDEN WINNER GRAND CHANCE
REEL KING BIG MONEY
KONG IT UP! LARGE
FEATURING CASH BANK
PIGGY WINNER

PROPRIETARY GAME MECHANICS AS % OF INTERACTIVE GROSS WIN[3]


27%
44%
63%
2023
2024
2025

GREATER PREDICTABILITY

LONG-TERM CONSISTENCY

LESS RELIANCE ON INDIVIDUAL TITLES

(1) Proprietary game mechanic defined as a unique, internally developed gameplay or mathematical feature that is owned or exclusively controlled by Inspired that adds to a game title. (2) Proprietary game title defined as an internally developed game for which Inspired owns the intellectual property, underlying mathematics, source code, and distribution rights. (3) Excludes bespoke and hybrid dealer games.

Building a scalable Interactive engine

Increased production and monetization lead to revenue and margin expansion

INTERACTIVE CONTENT CREATION TRAJECTORY

NUMBER OF ANNUAL GAMES DELIVERED

+118%


22
30
37
48
2023
2025
2026E[1]
2027E[1]

GGR PER GAME TITLE[2]

+63%


2023
2024
2025

INTERACTIVE REVENUE

+49%


$39.3
$58.6
2024
2025

INTERACTIVE ADJUSTED EBITDA[3]

+59%


$25.6
$40.6
2024
2025

(1) Projection based on addition of bespoke game studio in Q4 2026. (2) GGR per game title represents total gross gaming revenue (defined as gross dollar value of all bets less player winnings) divided by the total number of game titles in operation during the period. This does not include bespoke titles or Hybrid Dealer games. (3) Reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures shown in appendix.

Content is Key Differentiator in Double Digit Growth from Terminals

Strong performance unlocking higher gross win; positions us to capture outsized share

4Q 2025 GAMING PERFORMANCE METRICS

WILLIAM HILL BETTING SHOP GROSS WIN/UNIT/DAY

+14%


4Q24
4Q25

GREECE BETTING SHOP GROSS WIN/UNIT/DAY

+11%


4Q24
4Q25

ILLINOIS NET TERMINAL INCOME[1]

+OVERINDEX


Floor Avg
INSE 4Q25

(1) Net terminal income performance measured against floor average. Illinois is a for-sale market and we do not receive a revenue share.

Increased Momentum for New State iGaming Legalization

Well positioned to capitalize on large and growing addressable U.S. iGaming market

	iGaming	Online Sports Betting
Regulated US states	8	39
2025 Total US regulated GGR[1,2]	$10.7bn	$17.0bn
2025 GGR in PA, MI & NJ[2,3]	$9.5bn	$2.7bn
Projected TAM at Maturity[3,4]	$97.3bn	$34.3bn

>3x iGaming v. Online Sports Betting GGR in US iGaming states

(1) Source: American Gaming Association. (2) "GGR" references the gross gaming revenue. (3) Source: Pennsylvania Gaming Control Board, Michigan Gaming Commission and New Jersey Division of Gaming Enforcement reports. (3) "TAM" refers to the total addressable market. (4) Source: Eilers-Fantini US Sports Betting and Casino Outlook – September 2025. Does not include poker.

Overview of Inspired

A solid foundation supporting the next phase of sustainable, profitable expansion

YEAR ENDED DECEMBER 31, 2025

$304m Revenue	**$111m** Adjusted EBITDA[1]	**11%** Adjusted EBITDA YoY % change
51% Digital mix[2]	**37%** Adjusted EBITDA[3] margin	**3.3x** Net leverage[4]

(1) Reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures shown in appendix. (2) Digital mix defined as segment level Adjusted EBITDA for Virtual Sports and Interactive including pro rated corporate allocation. Corporate allocation pro-rated by segment percent of total revenue contribution. (3) Adjusted EBITDA margin defined as Adjusted EBITDA as a percent of revenue. (4) Net leverage equals senior debt plus finance leases less cash divided by FY 2025 Adjusted EBITDA pro forma for the divestiture of the holiday parks business. Pro forma Adjusted EBITDA reflects management's internal estimate of the EBITDA attributable to the divested business.

Simplified and more predictable earnings

Two-year targets to drive shareholder value

	2025	2026 TARGETS[8]	2027 TARGETS[8]
Adj EBITDA[1]	$111m	$112m-$118m	$125m-$135m
Adj EBITDA margin[2]	37%	43%	45%+
Digital as a % of Adj EBITDA[3]	51%	55%+	60%+
Headcount[4]	920	900	900
Cash Capex[5]	$44m	$30m - $35m	$30m - $35m
Free cash flow conversion[6]	N/A	20% - 25%	25% - 30%
Net leverage ratio[7]	3.3x	2.5x - 3.0x	2.0x - 2.5x

(1) Reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures shown in appendix. (2) Adjusted EBITDA margin defined as Adjusted EBITDA divided by Revenue. (3) Digital mix defined as segment level Adjusted EBITDA for Virtual Sports and Interactive including pro rated corporate allocation. Corporate allocation pro-rated by segment % of total revenue contribution. (4) Headcount defined as full time equivalent employees. (5) Cash capital expenditures includes purchases of property and equipment, purchases of capital software and internally developed costs, and contract cost expenses and excludes customer funded purchases of property and equipment. (6) Free cash flow defined as cash flow from operating activities less cash flow from investing activities less repayments of finance leases. Free cash flow conversion defined as free cash flow divided by Adjusted EBITDA. (7) Net leverage equals senior debt plus finance leases less cash divided by Adjusted EBITDA. FY2025 net leverage ratio is pro forma for the divestiture of the holiday parks business which reflects management's internal estimate of the EBITDA attributable to the divested business. (8) 2026 and 2027 targets are consistent with the assumptions discussed in the Company's conference call and presentation and assumes that GBP:USD exchange rates will remain broadly in line with current levels.

Intention to move to new segmentation for 2026

Streamlined reporting by combining Gaming and Leisure into Retail Solutions segment



VIRTUAL SPORTS
GAMING
LEISURE
INTERACTIVE
INSPIRED
VIRTUAL SPORTS
RETAIL SOLUTIONS
INTERACTIVE

Illustration of 2025 Revenue and Adjusted EBITDA aligned to new 2026 segments in appendix

Investment Highlights

1. **Strong recurring revenue base** from leading regulated global operators

2. **Taking share** in high-growth, high-margin iGaming industry with expanding TAM[1]

3. **Adjusted EBITDA[2] projected to grow double digits YoY** (ex-holiday parks business[(3)])

4. **Higher quality recurring earnings** driven by Adjusted EBITDA growth, margin expansion and free cash flow conversion[4]

5. **Clear deleveraging path** with net leverage projected to be 2.5x to 3.0x by end of 2026

(1) "TAM" references the total addressable market. (2) Reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures shown in appendix. (3) Reflects management's internal estimate of the EBITDA attributable to the divested business. (4) Free cash flow defined as cash flow from operating activities less cash flow from investing activities less repayments of finance leases. Free cash flow conversion defined as free cash flow divided by Adjusted EBITDA.

Appendix

4Q25 Adjusted EBITDA Commentary

4Q25 YOY ADJUSTED EBITDA PERFORMANCE
($ in millions)



Leisure
$2.3
$5.2
Interactive
$13.1
$8.2
Virtual Sports
$7.3
$7.2
Gaming
$19.8
$19.5
4Q25
4Q24

4Q25 Adjusted EBITDA[1] segment commentary

Interactive +60% YoY (+55%cc); +23% QoQ
- Strong holiday games made December a record month
- 76% growth in the US and 46% growth in the UK

Virtual Sports +1% YoY (-5%cc) ; +10% QoQ
- Growth from BetBuilder product launch in Greece
- YoY impacted by regulated Brazil tax effective Jan 25

Gaming +2% YoY (-3%cc); +51% QoQ
- Upgraded terminals and higher cash box in UK and Greece
- Installed 470 machines with new UK customer Jenningsbet
- 5,454 gaming machines sold, including units to Greek customer and placements tied to the pub restructure
- Timing of hardware sales (large sale to Canada in 4Q 2024)

Leisure -56% YoY (-59%cc); -76% QoQ
- Reflects divestiture of UK holiday parks business in Nov 2025
- New pub operating model reported within Gaming segment

(1) Reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures for 4Q25 and 4Q24 shown in appendix.

Financials: Adjusted Income Statement

Three months ended 31-Dec		2025 $m		2024 $m	Change %
Revenue		77.2		83.0	-7%
Less: cost of sales		(17.7)		(23.7)	-25%
Gross Profit	$	**59.5**	$	**59.3**	0%
SG&A		(34.3)		(34.2)	0%
Depreciation & amortizaion		(13.3)		(11.9)	12%
Loss on sale of business		(0.7)		-	-
Net operating income	$	**11.2**	$	**13.3**	-16%
Interest expense		(10.7)		(8.8)	
Other finance income		0.4		0.3	
Net income before taxes	$	**0.9**	$	**4.4**	
Income tax (expense) benefit		(8.1)		62.6	
Net (loss) income	$	**(7.2)**	$	**67.0**	
Pension charges		0.3		0.2	
Costs of group restructure		4.7		2.3	
Costs of group restatement		-		1.6	
Effect of exchange rates on cash		0.1		2.3	
Mark to market movement on currency deals		(0.2)		-	
Deferred tax valuation		-		(69.5)	
Loss on sale of business		0.7		-	
Other finance income		(0.4)		(0.2)	
Tax impact		(3.1)		0.1	
Adjusted Net (Loss) Income	$	**(5.1)**	$	**3.8**	
Reported EPS - diluted	$	**(0.25)**	$	**2.30**	
Adjusted EPS - diluted	$	**(0.18)**	$	**0.13**	
Diluted shares outstanding		**29,090,979**		**29,197,235**	

Commentary

- **Interest expense increase** was driven by refinancing with higher principal and interest rate ($1.8m) and increased non-cash amortization of capitalized debt fees ($0.6m); partially offset by lower revolver interest ($0.5m).
- **Tax impact of $8.1m** reflects a true up to full-year actual results, as prior quarters were based on estimates required under US GAAP. The true up included withholding taxes (Brazil and the Dominican Republic), Greece prior year tax charge, and a year end deferred tax charge related to the reversal of deferred tax assets.
- **Cost of group restructure** includes redundancy costs, Payment In Lieu of Notice costs and any associated employer taxes.
- **Loss on sale of business** of $0.7m relates to sale of Holiday Parks business.

Illustration of 2025 Revenue and Adjusted EBITDA Aligned to 2026 New Reporting Segments

($ in millions)

Revenue	**Q1**	**Q2**	**Q3**	**Q4**	**FY25**
Retail Solutions	39.6	57.5	61.8	50.0	**208.9**
Virtual Sports	8.7	9.2	9.3	9.4	**36.6**
Interactive	12.1	13.6	15.1	17.8	**58.6**
Total	**$ 60.4**	**$ 80.3**	**$ 86.2**	**$ 77.2**	**$ 304.1**

Adjusted EBITDA[1]	**Q1**	**Q2**	**Q3**	**Q4**	**FY25**
Retail Solutions	11.0	20.5	22.6	22.1	**76.2**
VS	6.3	6.6	6.6	7.3	**26.8**
Interactive	7.7	9.1	10.7	13.1	**40.6**
Corporate	(6.6)	(7.8)	(7.6)	(10.2)	**(32.2)**
Total	**$ 18.4**	**$ 28.4**	**$ 32.3**	**$ 32.3**	**$ 111.4**

(1) Reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures shown in appendix. Reconciliations of non-GAAP financial measures to the most comparable GAAP measures for 1Q25 to 3Q25 are available in the Company's filings with the SEC, including in its Quarterly Reports on Form 10-Q, and quarterly 2025 earnings releases furnished to the SEC.

Non-GAAP Reconciliation: Q4 2025 Adjusted EBITDA by Segment

	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
Net income (loss)	$ 11.7	$ 4.2	$ 11.9	$ (0.5)	$ (34.5)	$ (7.2)
Items Relating to Legacy Activities:						
Pension charges	—	—	—	—	0.3	0.3
Items outside the normal course of business:						
Costs of group restructure	0.9	—	—	—	3.8	4.7
Stock-based compensation expense	0.5	0.1	0.2	0.2	1.1	2.1
Depreciation and amortization	6.7	3.0	1.0	1.9	0.7	13.3
Loss on sale of business	—	—	—	0.7	—	0.7
Interest expense, net	—	—	—	—	10.7	10.7
Other finance income	—	—	—	—	(0.4)	(0.4)
Income tax	—	—	—	—	8.1	8.1
Adjusted EBITDA	**$ 19.8**	**$ 7.3**	**$ 13.1**	**$ 2.3**	**$ (10.2)**	**$ 32.3**
Adjusted EBITDA	**£ 14.8**	**£ 5.4**	**£ 9.9**	**£ 1.7**	**£ (7.6)**	**£ 24.2**
Exchange rate - $ to £						*1.33*

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

Non-GAAP Reconciliation: Q4 2024 Adjusted EBITDA by Segment

	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
Net income (loss)	$ 12.5	$ 6.1	$ 6.4	$ 1.2	$ 40.8	$ 67.0
Items Relating to Legacy Activities:						
Pension charges	—	—	—	—	0.3	0.3
Items outside the normal course of business:						
Costs of group restructure	2.2	—	—	—	0.1	2.3
Costs of group restatement	—	—	—	—	1.5	1.5
Stock-based compensation expense	0.4	0.2	0.1	0.2	1.0	1.9
Depreciation and amortization	4.4	0.9	1.7	3.8	1.1	11.9
Interest expense, net	—	—	—	—	8.8	8.8
Other finance income	—	—	—	—	(0.2)	(0.2)
Income tax	—	—	—	—	(62.6)	(62.6)
Adjusted EBITDA	**$ 19.5**	**$ 7.2**	**$ 8.2**	**$ 5.2**	**$ (9.2)**	**$ 30.9**
Adjusted EBITDA	**£ 15.3**	**£ 5.7**	**£ 6.4**	**£ 4.1**	**£ (7.3)**	**£ 24.2**
Exchange rate - $ to £						*1.28*

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

Non-GAAP Reconciliation: FY 2025 Adjusted EBITDA

	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
Net income (loss)	$ 27.6	$ 18.6	$ 34.7	$ 1.1	$ (99.0)	$ (17.0)
Items Relating to Legacy Activities:						
Pension charges	—	—	—	—	1.0	1.0
Items outside the normal course of business:						
Costs of group restructure	2.2	—	—	0.5	7.4	10.1
Costs of group restatement	—	—	—	—	4.1	4.1
Stock-based compensation expense	1.2	0.4	0.7	0.5	3.9	6.7
Depreciation and amortization	24.0	7.8	5.2	12.5	2.9	52.4
Loss on sale of business	—	—	—	6.6	—	6.6
Interest expense, net	—	—	—	—	37.3	37.3
Other finance income	—	—	—	—	(0.9)	(0.9)
Income tax	—	—	—	—	11.1	11.1
Adjusted EBITDA	**$ 55.0**	**$ 26.8**	**$ 40.6**	**$ 21.2**	**$ (32.2)**	**$ 111.4**
Adjusted EBITDA	**£ 41.5**	**£ 20.3**	**£ 30.7**	**£ 15.9**	**£ (24.4)**	**£ 84.0**
Exchange rate - $ to £						*1.32*

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

Non-GAAP Reconciliation: FY 2024 Adjusted EBITDA

	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
Net income (loss)	$ 23.9	$ 30.0	$ 19.7	$ 9.8	$ (18.6)	$ 64.8
Items Relating to Legacy Activities:						
Pension charges	—	—	—	—	1.1	1.1
Items outside the normal course of business:						
Costs of group restructure	3.7	—	—	—	1.4	5.1
Costs of group restatement	—	—	—	—	12.3	12.3
Stock-based compensation expense	0.9	0.5	0.4	0.6	5.2	7.6
Depreciation and amortization	16.8	5.6	5.5	12.9	2.5	43.3
Interest expense, net	—	—	—	—	29.4	29.4
Other finance income	—	—	—	—	(0.5)	(0.5)
Income tax	—	—	—	—	(63.0)	(63.0)
Adjusted EBITDA	**$ 45.3**	**$ 36.1**	**$ 25.6**	**$ 23.3**	**$ (30.2)**	**$ 100.1**
Adjusted EBITDA	**£ 35.5**	**£ 28.0**	**£ 20.0**	**£ 18.2**	**£ (23.3)**	**£ 78.4**
Exchange rate - $ to £						*1.28*

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

Q4 2025 Pro Rated Segment Adjusted EBITDA Contribution

	Gaming	Virtual Sports	Interactive	Leisure	Corporate Functions	Total
Total Revenue	$ 36.3	$ 9.4	$ 17.8	$ 13.7	$ —	$ 77.2
Segment % of Total Revenue	*47.0%*	*12.2%*	*23.1%*	*17.7%*		*100.0%*
Adjusted EBITDA	$ 19.8	$ 7.3	$ 13.1	$ 2.3	$ (10.2)	$ 32.3
Corporate allocation[1]	(4.8)	(1.2)	(2.4)	(1.8)	10.2	—
Segment-level Adjusted EBITDA including pro-rated corporate allocation	$ 15.0	$ 6.1	$ 10.7	$ 0.5	$ —	$ 32.3
Segment Contribution to Adjusted EBITDA	*46.4%*	*18.9%*	*33.1%*	*1.6%*		*100.0%*

(1) Corporate allocation pro-rated by segment % of total revenue contribution

Q4 2024 Pro Rated Segment Adjusted EBITDA Contribution

	Gaming	Virtual Sports	Interactive	Leisure	Corporate Functions	Total
Total Revenue	$ 38.8	$ 10.1	$ 11.6	$ 22.5	$ —	$ 83.0
Segment % of Total Revenue	*46.7%*	*12.2%*	*14.0%*	*27.1%*		*100.0%*
Adjusted EBITDA	$ 19.5	$ 7.2	$ 8.2	$ 5.2	$ (9.2)	$ 30.9
Corporate allocation[1]	(4.3)	(1.1)	(1.3)	(2.5)	9.2	—
Segment-level Adjusted EBITDA including pro-rated corporate allocation	$ 15.2	$ 6.1	$ 6.9	$ 2.7	$ —	$ 30.9
Segment Contribution to Adjusted EBITDA	*49.2%*	*19.8%*	*22.3%*	*8.7%*		*100.0%*

(1) Corporate allocation pro-rated by segment % of total revenue contribution

2025 Pro Rated Segment Adjusted EBITDA Contribution

	Gaming	Virtual Sports	Interactive	Leisure	Corporate Functions	Total
Total Revenue	$ 112.3	$ 36.6	$ 58.6	$ 96.6	$ —	$ 304.1
Segment % of Total Revenue	*36.9%*	*12.0%*	*19.3%*	*31.8%*		*100.0%*
Adjusted EBITDA	$ 55.0	$ 26.8	$ 40.6	$ 21.2	$ (32.2)	$ 111.4
Corporate allocation[1]	(11.9)	(3.9)	(6.2)	(10.2)	32.2	—
Segment-level Adjusted EBITDA including pro-rated corporate allocation	$ 43.1	$ 22.9	$ 34.4	$ 11.0	$ —	$ 111.4
Segment Contribution to Adjusted EBITDA	*38.7%*	*20.5%*	*30.9%*	*9.9%*		*100.0%*

(1) Corporate allocation pro-rated by segment % of total revenue contribution

2024 Pro Rated Segment Adjusted EBITDA Contribution

	Gaming	Virtual Sports	Interactive	Leisure	Corporate Functions	Total
Total Revenue	$ 110.6	$ 45.4	$ 39.3	$ 101.8	$ —	$ 297.1
Segment % of Total Revenue	*37.2%*	*15.3%*	*13.2%*	*34.3%*		*100.0%*
Adjusted EBITDA	$ 45.3	$ 36.1	$ 25.6	$ 23.3	$ (30.2)	$ 100.1
Corporate allocation[(1)]	(11.3)	(4.6)	(4.0)	(10.3)	30.2	—
Segment-level Adjusted EBITDA including pro-rated corporate allocation	$ 34.0	$ 31.5	$ 21.6	$ 13.0	$ —	$ 100.1
Segment Contribution to Adjusted EBITDA	*34.0%*	*31.5%*	*21.6%*	*12.9%*		*100.0%*

(1) Corporate allocation pro-rated by segment % of total revenue contribution